AMENDMENT NO. 7 TO
                     LOAN AND SECURITY AGREEMENT AND WAIVER


                  This Amendment No. 7 to Loan and Security Agreement and Waiver (this "Amendment") is entered into as of this 24th day of September, 1997, by and between FACTORY 2-U, INC., an Arizona corporation ("Borrower"), and FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender").

                              W I T N E S S E T H :


                  WHEREAS, Borrower and Lender are parties to that certain Loan and Security Agreement dated as of November 10, 1995, as amended by (i) an Amendment No. 1 to Loan and Security Agreement and Waiver dated as of April 18, 1996, (ii) an Amendment No. 2 to Loan and Security Agreement and Waiver dated as of April 22, 1996, (iii) an Amendment No. 3 to Loan and Security Agreement and Waiver dated July 10, 1996, (iv) an Amendment No. 4 to Loan and Security Agreement and Waiver dated December 31, 1996, (v) an Amendment No. 5 to Loan and Security Agreement and Waiver dated April 23, 1997 and (vi) an Amendment No. 6 to Loan and Security Agreement dated as of May 30, 1997 (as so amended, the "Loan Agreement") that evidences a loan from Lender to Borrower; and

                  WHEREAS, Borrower has asked Lender to modify the Loan Agreement in accordance with the terms of, and subject to the conditions contained in, this Amendment and Lender is willing so to amend the Loan Agreement, upon the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of these recitals, the covenants contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower agree as follows:

                  1. Definitions. Unless otherwise defined in this Amendment, all capitalized terms used herein, which are defined in the Loan Agreement, have the same meaning as set forth in the Loan Agreement.

                  2. Amendments to Loan Agreement. The Loan Agreement is amended as follows:

                           2.1 That subsection of that Section of the Schedule to the Loan Agreement entitled "NEGATIVE COVENANTS (Section 14)", which subsection is entitled "Capital Expenditures", is hereby amended in its entirety to read as follows:

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     "Capital Expenditures.   Borrower shall not make or incur any Capital
                              Expenditure if, after giving effect thereto, the aggregate amount of all Capital Expenditures by Borrower during any fiscal year would exceed
                              One Million Six Hundred Thousand Dollars
                              ($1,600,000); provided, however, that before the aggregate amount of Capital Expenditures incurred by Borrower and by General Textiles
                              during any fiscal year of Borrower exceeds the amount of Three Million Dollars ($3,000,000), Borrower shall establish Availability of notless than Three Hundred Thousand Dollars ($300,000)
                              and shall maintain such Availability for remaining portion of such fiscal year. The Availability required to be maintained by Borrower pursuant to this subsection shall be in  addition  to any
                              required Availability   which  Borrower  must
                              establish and maintain pursuant to other provisions of the Loan Documents."

                           2.2. All references to the "Loan Documents" shall be deemed to refer to any such Loan Documents as the same may be amended as of the date the conditions precedent to the effectiveness of this Amendment described in Section 4 have been fulfilled as set forth therein, or as the same may be subsequently modified, amended, renewed or restated.

                  3. Waivers. Provided that the conditions precedent described in Section 4 hereof are met to the satisfaction of Lender, and subject to the terms of this Amendment, Lender hereby waives Borrower's non-compliance with (i) the covenant with respect to Borrower's Capital Expenditures, described in that subsection of that Section of the Schedule to the Loan Agreement entitled "NEGATIVE COVENANTS (Section 14)", which subsection is entitled "Capital Expenditures", for Borrower's fiscal year-to-date period ended July 31, 1997, and (ii) the covenant with respect to Borrower's consolidated-basis ratio of Operating Cash Flow to Total Contractual Debt Service, described in that subsection of that Section of the Schedule to the Loan Agreement entitled "FINANCIAL COVENANTS (Section 13.14)", which subsection is entitled "Debt Service Coverage Ratio", for the calendar month ended August 31, 1997. The waivers set forth in this Section 3 shall be effective only in this specific instance and for the specific purpose for which given, and Lender's granting of such waivers shall not entitle Borrower to any further or other waiver in any similar or other circumstances.

                  4. Conditions Precedent. This Amendment, and the waivers described in Section 3 above, will not be effective unless and until each of the following conditions

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precedent have been  satisfied,  in form,  manner and substance  satisfactory to
Lender prior to September 24, 1997:

         (a) Borrower shall have delivered or caused to be delivered to Lender the following documents, all of which shall be properly completed, executed and otherwise satisfactory to Lender:

              (i)  This Amendment;

              (ii) Consent of Guarantor in the form attached hereto;

             (iii) Such  acknowledgments,  reaffirmations
                   and consents of third parties as Lender shall deem necessary;

              (iv) A  corporate  resolution  of  Borrower
                   approving the transactions contemplated hereby to which it is a party;

              (v) A corporate resolution of Guarantor approving the transactions contemplated hereby to which it is a party; and

              (vi) Such other  items as Lender may require or deem necessary.

                           (b) Lender and General Textiles shall have executed an Amendment No. 10 to the GenTex Loan Agreement and each condition to the effectiveness thereof shall have been satisfied other than the execution of this Amendment.

                           (c) There shall not then exist an Event of Default or any act or event which with notice, passage of time, or both would constitute an Event of Default.

                           (d) All the representations and warranties of the Loan Parties in the Loan Documents shall be true and correct, in all material respects, before and after giving effect to the making of this Amendment.

                           (e) Borrower shall have paid all closing costs, recording fees and taxes, appraisal fees and expenses, travel expenses, fees and expenses of Lender's counsel, and all other costs and expenses incurred by Lender in connection with the preparation of, closing of and disbursement of the advances pursuant to this Amendment, which costs, fees and expenses may be payable from the first advance made pursuant to this Amendment.

                  5. Indebtedness Acknowledged. Borrower acknowledges that the indebtedness evidenced by the Loan Documents is just and owing and agrees to pay

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such  indebtedness in accordance with the terms of the Loan Documents.  Borrower further acknowledges and represents that no event has occurred and no condition presently exists that would constitute a breach, default or Event of Default by Lender under the Loan Agreement or any of the other Loan Documents, with or without notice or lapse of time.

                  6. Validity of Documents. Borrower hereby ratifies, reaffirms, acknowledges and agrees that the Loan Agreement and the other Loan Documents represent valid, enforceable and collectable obligations of Borrower, and that Borrower presently has no existing claims, defenses (personal or otherwise) or rights of setoff whatsoever with respect to the Obligations of Borrower under the Loan Agreement or any of the other Loan Documents. Borrower furthermore agrees that it has no defense, counterclaim, offset, cross-complaint, claim or demand of any nature whatsoever which can be asserted as a basis to seek affirmative relief or damages from Lender.

                  7. Reaffirmation of Warranties. Borrower hereby reaffirms to Lender each of the representations, warranties, covenants and agreements of Borrower as set forth in each of the Loan Documents with the same force and effect as if each were separately stated herein and made as of the date hereof. Borrower represents and warrants to Lender that, with respect to the financing transaction herein contemplated, no Person is entitled to any brokerage fee or other commission and Borrower agrees to indemnify and hold Lender harmless against any and all such claims.

                  8. Ratification of Terms and Conditions. All terms, conditions and provisions of the Loan Agreement, and of each of the other Loan Documents shall continue in full force and effect and shall remain unaffected and unchanged except as specifically amended hereby. In the event of any conflict between the terms and conditions of this Amendment and any of the other Loan Documents, the provisions of this Amendment shall control. Without limiting the generality of the foregoing, Borrower reaffirms its obligation to deliver to Lender Landlord's Consents with respect to all of Borrower's facilities in which Collateral is or is intended to be kept or maintained and further acknowledges that Lender has not waived its right to require the delivery of such Landlord's Consents.

                  9. Other Writings. Lender and Borrower will execute such other writings as may be necessary to confirm or carry out the intentions of Lender and Borrower evidenced by this Amendment.

                  10. Benefit of the Amendment. The terms and provisions of this Amendment and the other Loan Documents shall be binding upon and inure to the benefit of Lender and Borrower and their respective successors and assigns, except that Borrower shall not have any right to assign its rights under this Amendment or any of the Loan Documents or any interest therein without the prior written consent of Lender.

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                  11. Choice of Law. The Loan Documents and this Amendment shall be performed and construed in accordance with the laws of the State of Arizona.

                  12. Entire Agreement. Except as modified by this Amendment, the Loan Documents remain in full force and effect. The Loan Documents as modified by this Amendment embody the entire agreement and understanding between Borrower and Lender, and supersede all prior agreements and understandings between said parties relating to the subject matter thereof.

                  13. Counterparts; Telecopy Execution. This Amendment may be executed in any number of separate counterparts, all of which when taken together shall constitute one and the same instrument, admissible into evidence, notwithstanding the fact that all parties have not signed the same counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile shall also deliver a manually executed counterpart of this Amendment, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

                            [SIGNATURE PAGE FOLLOWS]
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                  IN WITNESS  WHEREOF,  the  parties  hereto  have  caused  this
Amendment to be duly executed as of the day and year first written above.


                             FINOVA CAPITAL CORPORATION, a Delaware corporation


                             By:    /s/ Pete Martinez
                                    Name:  Pete Martinez
                                    Title: Vice President


                             FACTORY 2-U, INC., an Arizona corporation


                             By:    /s/ Jonathan W. Spatz
                                    Name:   Jonathan W. Spatz
                                    Title:  Executive Vice President


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                              CONSENT OF GUARANTOR

                  The undersigned ("Guarantor") hereby executes this Consent for the purpose of (i) evidencing Guarantor's consent to the execution and performance of the foregoing Amendment No. 7 to Loan and Security Agreement (the "Seventh Amendment") by Lender and Borrower, (ii) reaffirming the terms of the Guaranty Agreement executed by Guarantor, (iii) evidencing Guarantor's agreement that the Borrower's Obligations as set forth in the Guaranty Agreement shall, for all purposes, include the Loan Documents, as amended by the Seventh Amendment, and shall further include all additional amounts which may be funded or advanced to Borrower pursuant to the Loan Agreement described above as amended by the Seventh Amendment, and (iv) ratifying and affirming all terms and provisions of the Guaranty Agreement. Except to the extent otherwise indicated, terms used herein with initial capital letters shall have the meanings set forth in the Loan Agreement, as amended by the Seventh Amendment.

                  Guarantor agrees that it has no defense, counterclaim, offset, cross-complaint, claim or demand of any nature whatsoever which can be asserted as a basis to seek affirmative relief or damages from Lender.

                  IN WITNESS WHEREOF, the undersigned has hereunto executed this Consent as of this 24th day of September, 1997.

                             FAMILY BARGAIN CORPORATION, a Delaware corporation


                              By:    /s/ Jonathan W. Spatz
                                     Name:  Jonathan W. Spatz
                                     Title: Executive Vice President

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